UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 02, 2026

MKS INC.

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	000-23621	04-2277512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Tech Drive
Andover, Massachusetts		01810
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 978 645-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MKSI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 4, 2026, MKS Inc. (the “Company”) announced its financial results for the quarter ended September 30, 2026. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2026, the Board of Directors (the “Board”) of the Company approved and adopted the Third Amended and Restated By-Laws of the Company (the “Third Amended and Restated By-Laws”), effective as of the same date. The Third Amended and Restated By-Laws, among other things, (i) reduce the threshold percentage of voting stock required to call a special meeting of shareholders from 40% to 25%, (ii) provide that such ownership threshold is measured on a net long basis, (iii) specify the evidence of ownership and other information that shareholders must provide when requesting to call a special meeting of shareholders, and (iv) incorporate various other administrative, technical, clarifying and conforming changes.

The foregoing summary of the Third Amended and Restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated By-Laws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

A copy of the press release relating to the matter described in Item 8.01 of this Current Report on Form 8-K is attached as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On November 2, 2026, the Board approved a new share repurchase program pursuant to which the Company may repurchase up to $500 million of its common stock (the “2026 Share Repurchase Program”). Repurchases may be made from time to time on the open market, in privately negotiated transactions, or by other appropriate means. The 2026 Share Repurchase Program became effective on November 2, 2026 and replaced the Company’s prior share repurchase program approved in July 2011, of which approximately $28 million remained available. The Board may suspend or terminate the 2026 Share Repurchase Program at any time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Third Amended and Restated By-Laws, effective November 2, 2026

99.1 MKS Inc. Reports Third Quarter 2026 Financial Results

99.2 MKS Inc. Announces $500 Million Share Repurchase Program and Declares Quarterly Cash Dividend

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS INC.

Date:	November 4, 2026	By:	/s/ Ramakumar Mayampurath
Name: Ramakumar Mayampurath Title: Executive Vice President and Chief Financial Officer